                                                                   EXHIBIT 10.44

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

          THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of June 1, 1997, by GLN CAPITAL CO., LLC., a Delaware limited liability company (the "Borrower") and G & L REALTY PARTNERSHIP, L.P., a Delaware limited partnership (the "Lender").

                                  WITNESSETH:
                                  ----------

          WHEREAS, subject to and upon the terms, conditions and provisions of this Agreement, the Lender shall provide a loan in the amount of Fourteen Million Dollars ($14,000,000.00) (the "LOAN") to the Borrower upon and subject to the provisions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and intending to be legally bound, the Borrower and Lender agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

          Section 1.1 DEFINITIONS.
                      -----------

          In this Agreement (except as otherwise expressly provided for or unless the context otherwise requires), the following terms shall have the meanings specified in this Article:

          "ACCOUNTANT" means a nationally recognized accounting firm or other firm acceptable to the Lender.

          "AFFILIATE" means, with respect to any designated Person, each Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another designated PERSON.

          "AGREEMENT" means this Loan and Security Agreement as amended, modified or supplemented from time to time.

          "ASSIGNMENT OF BONDS" means the Assignment of Bonds dated as of June 1, 1997 from the Borrower to the Lender.

          "AUTHORIZED PERSON" means one or more individuals duly authorized to bind the Borrower in connection with this Agreement. By a written notice to the Lender, duly authorized by the Borrower, the Borrower may add or substitute additional individuals to act as Authorized Persons.

     "BONDS" means Massachusetts Industrial Finance Authority Health Care Revenue Bonds (Hampden Nursing Homes, Inc. Project) Series 1989A and Massachusetts Industrial Finance Agency Revenue Bonds (Hampden Nursing Homes, Inc. Project) Series 1989B.

     "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in Los Angeles, California are required or authorized by applicable Legal Requirements (including executive order) to close, or (iii) a day on which the New York Stock Exchange is closed.

     "CLOSING" means 10:00 a.m. on June 1, 1997, or on such other date as the parties shall mutually agree, at the offices of Lender, 439 North Bedford Drive, Beverly Hills, California 90210.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, including any amendments and successor provisions thereto.

     "COLLATERAL" means the Bonds and any and all other property now or hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title and interest and in which the Borrower has granted a security interest to the Lender as security for the Borrower's obligations hereunder or under any other Credit Document.

     "CONTROL" (including, with the correlative meanings, the terms "controlling", "controlled by" and "under common control with") means, as used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such other Person, or of the Person, whether through contract, stock ownership, partnership interests, membership, voting rights, governing boards, committees, divisions or other bodies with one or more common members, directors, trustees or other managers, or otherwise.

     "CREDIT DOCUMENTS" means, collectively, this Agreement, the Note, the Assignment of Bonds and any other agreements or instruments relating to the Loan, as each may be amended, modified or supplemented from time to time.

     "DEFAULT" means an event or condition which constitutes, or which after giving of notice or lapse of time or both would constitute, an Event of Default.

     "DEFAULT RATE" shall have the meaning ascribed to such term in Section 2.5.
                                                                    -----------
     "EVENT OF DEFAULT" shall have the meaning ascribed to such term in
Section 6.1.
-----------

     "FIRM COMMITMENT" means a commitment from HUD for the provision of mortgage insurance for the Projects.

     "FISCAL YEAR" means the annual accounting year of the Borrower, which currently begins on January 1 in each calendar year.

     "GAAP" means at any time with respect to the determination of the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation, generally accepted accounting principles as in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, or, in the case of any such computation, as in effect on the date when such computation is required to be determined.

     "Members" means G & L Realty Partnership, L.P., a Delaware limited partnership, and Property Acquisition Trust I, a Delaware business trust.

     "Governmental Action" or "Governmental Actions" means all permits, authorizations, registrations, consents, certifications, approvals, waivers, exceptions, variances, claims, orders, judgments and decrees, licenses, exemptions, publications, filings, notices to and declarations of or with any Governmental Authority.

     "Governmental Authority" means any federal, state, or local governmental or quasi-governmental subdivision, authority, or other instrumentality thereof and any entity asserting or exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "HUD" means, collectively, the Federal Housing Administration and the United States Department of Housing and Urban Development.

     "Indebtedness" means the indebtedness due in respect of the Loan.

     "Interest Rate" means the Prime Rate plus 1.5%, adjusted monthly.

     "Legal Requirements" means all statutes, codes, laws, ordinances, regulations, rules, policies, or other federal, state, local and municipal requirements of any Governmental Authority whether now or hereafter enacted or adopted, and all judgments, decrees, injunctions, writs, orders or like action of an arbitrator or a court or other Governmental Authority of competent jurisdiction (including specifically those pertaining to health, safety, the environment, tax-status of Real Estate Investment Trusts, Medicaid, Medicare and nursing home certification and inspection).

     "Loan Fee" means the fee due to General Motors Acceptance Corporation ("GMAC") from Borrower in connection with the pay-off of the loan ("GMAC Loan") made by GMAC to Lender and assumed by Borrower, which was secured by the Bonds.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrower, (b) the ability of the Borrower to perform its obligations under this Agreement, the Note or any of the Credit Documents or (c) the validity or enforceability of this Agreement, the Notes or any of the Credit Documents or the rights and remedies of the Lender hereunder or thereunder.

      "Maturity Date" means the final and absolute due date of the Note (whether by acceleration, declaration, extension or otherwise), which shall be June 1, 1998, subject to the terms of Section 2.2.
                              -----------

      "Note" means that certain promissory note of even date herewith issued by the Borrower to the Lender in the principle amount of Fourteen Million Dollars ($14,000,000) to evidence the Loan, as the same may be amended, modified or supplemented from time to time.

     "Person" means any individual, for-profit or not-for-profit corporation, partnership, joint venture, association, limited liability company, limited liability partnership, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Prime Rate" means the rate of interest as published by The Wall Street
                                                             ---------------
Journal in the Money Rates section from time to time.
-------
     "Project Owner" means Hampden Nursing Homes, Inc., a Massachusetts not-for-profit corporation.

      "Project" or "Projects" means the Chestnut Hill Nursing Home located in East Longmeadow, Massachusetts, the Riverdale Gardens Nursing Home located in West Springfield, Massachusetts and the Mary Lyon Nursing Home located in Hampden, Massachusetts.

      Section 1.2  Certain Terms Defined in Uniform Commercial Code. The
                   ------------------------------------------------
following terms which are defined in the Uniform Commercial Code in effect in the State of California on the date hereof (the "UCC") are used herein as so defined: Accounts, Chattel Paper, General Intangibles, Instruments and Proceeds.

      Section 1.3  Rules of Construction; Time of Day. In this Agreement, unless
                   ----------------------------------
otherwise indicated, (i) defined terms may be used in the singular or the plural and the use of any gender includes all genders, (ii) the words "hereof", "herein", "hereto", "hereby" and "hereunder" refer to this entire Agreement,
(iii) all references to particular Articles or Sections are references to the Articles or Sections of this Agreement, (iv) the terms "agree" and "agreements" contained herein are intended to include and mean "covenant" and "covenants", and (v) the term "including" shall mean "including, but not limited to". References to any time of the day in this Agreement shall refer to Pacific Standard Time or Pacific Daylight Saving Time, as in effect in Los Angeles, California on such day.


                                  ARTICLE 2.
                                  THE LOAN

      Section 2.1  Loan. Subject to the terms and conditions of this Agreement
                   ----
and the Note, and relying upon the representations and warranties set forth herein, the Lender agrees to make the Loan to the Borrower and the Borrower agrees to accept the Loan from the Lender, and in consideration for the Loan, the Borrower agrees to pay interest and certain fees to the Lender in accordance with the terms of this Agreement and the Note.

     Section 2.2  MATURITY; PREPAYMENT.
                  --------------------

                  2.2.1 The Note shall mature and the entire unpaid principal amount of the Loan shall be due and payable on the Maturity Date.

                  2.2.2 The Borrower shall be entitled to prepay the Loan in whole or in part before the Maturity Date of the Note upon fifteen
(15) days prior notice to Lender.

     Section 2.3  INTEREST.
                  --------

                  2.3.1   RATE AND CALCULATION OF INTEREST. Interest shall
                          --------------------------------
accrue on the outstanding unpaid principal balance of the Loan at the Interest Rate from and after the date hereof through and until the Maturity Date of the Note. Interest shall be calculated daily on the basis of a 365-day year factor applied to actual days elapsed.

                  2.3.2   MONTHLY PAYMENTS. On the first day of each month,
                          ----------------
commencing July 1 1997 and on the Maturity Date, the Borrower shall pay to the Lender an amount equal to all interest accrued on the unpaid balance of the Loan. All sums due by the Borrower hereunder or under the Note, whether principal, interest, fees or other sums, shall be due and payable in full on the Maturity Date of the Note.

     Section 2.4  MANNER AND PLACE OF PAYMENT.  The Borrower shall pay the
                  ---------------------------
principal of, and interest on, the Note during regular business hours at the Lender's office set forth in Section 7.1 or to such other address as the Lender
                             -----------
may from time to time designate in writing, in lawful money of the United States and by wire transfer of immediately available funds (provided, however, that any payment of principal of or interest on the Note received by the Lender at such office or other place after 2:30 p.m., Los Angeles time, on any day shall be deemed to have been received by the Lender on the next Business Day thereafter, and shall bear interest accordingly. Any payment tendered other than by wire transfer of federal or other immediately available funds shall be accepted by the Lender subject to collection, and interest shall continue to accrue on the unpaid balance of the principal sum as if such payment had not been made, until the date immediately available funds are, on account of such payment, payable to the Lender for its immediate use. All payments made under the Note shall be applied first to late charges or other sums owing to the Lender, next to accrued interest, and then to principal, or, in such other order or proportion as the Lender, in its sole discretion may determine.

     Section 2.5  LATE PAYMENT CHARGES; DEFAULT RATE. If the Borrower fails to
                  ----------------------------------
make any payment of interest within five (5) days of the date such payment becomes due and payable, the Borrower shall pay to the Lender a late charge equal to ten percent (10%) of the amount of such payment. The late charge shall be payable to the Lender as additional interest and not as a penalty. In addition, if the Borrower fails to pay to the Lender any installment of principal of or interest on, the Note or any other amount required to be paid to the Lender hereunder or under the Note, this Agreement, or the other Credit Documents when due, whether by acceleration or otherwise, the Borrower shall pay to the Lender on demand interest on such principal, interest or other amount from the date such payment incurred the above-referenced late charge until the day of payment (after as well as before any judgment) at a rate equal to the lesser of the Prime Rate plus five percent (5.0%) per annum, or the maximum rate of interest permitted under applicable Legal Requirements of the State of California (the "DEFAULT RATE"). From and after the Maturity Date of the Note, the entire unpaid balance of the Loan and all unpaid interest accrued on the Loan at such maturity shall bear interest at the Default Rate. Interest at the Default Rate shall be payable with the payment of the overdue amount, and otherwise shall be compounded monthly on the first day of each and every calendar month until paid in full.

     SECTION 2.6 SECURITY.
                 --------

                 2.6.1  PLEDGE AND ASSIGNMENT OF BONDS.  The Borrower hereby
                        ------------------------------
assigns and pledges to the Lender and grants the Lender a security interest in, as additional collateral security for the Loan (and the Borrower acknowledges and agrees that the Lender shall have a continuing security interest in) all of the Borrower's right, title and interest in and to the Bonds, all of the Borrower's rights associated with such Bonds, all General Intangibles arising out of the Borrower's rights as holder of the Bonds, all present and future rights of the Borrower to receive any payment of money or other distribution or payment in its capacity as holder of the Bonds, any other property to which the Borrower now or in the future may be entitled in its capacity as holder of the Bonds, any other claim which the Borrower now has or may in the future acquire
in its capacity as holder of the Bonds, and all Proceeds of the foregoing.   The
Borrower shall deliver the Bonds to the Lender or its designated agent accompanied by the duly executed Assignment of Bonds.

                 2.6.2  FINANCING STATEMENTS. The Borrower will execute and
                        --------------------
deliver such financing statements and continuation statements, and perform such other acts, under the Uniform Commercial Code of the applicable states or other applicable Legal Requirements as the Lender may specify in order to perfect and maintain perfection of the Lender's security interests under this Agreement and the Credit Documents, and the Borrower will pay the costs of filing the same in such public offices as the Lender may designate.

                2.6.3  BORROWER REMAIN LIABLE. Anything herein to the contrary
                       ----------------------
notwithstanding, the Borrower shall remain liable under the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. The Lender shall not have any obligation or liability by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any Collateral pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to the Collateral, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any thereof, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been pledged to it or to which it may be entitled at any time or times.

                2.6.4  PROCEEDS.  Unless an Event of Default shall have
                       --------
occurred, the Lender hereby authorizes the Borrower to collect, receive and retain, dividend or otherwise utilize all payments of principal or interest made on the Bonds. Upon notice by the Lender at any time after the occurrence of an Event of Default, the foregoing authorization shall automatically be terminated and thereafter any such payments which may be paid to or collected by the Borrower, shall be forthwith deposited by the Borrower in the exact form received, duly endorsed (without recourse) by the Borrower to the Lender if required, in a special bank account maintained by the Lender, subject to withdrawal by the Lender as hereinafter provided, and until so turned over, shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower.

                2.6.5 Lender's Appointment as Attorney-in-fact.
                      ----------------------------------------

                      (a) Powers as Attorney-in-fact. Effective immediately,
                          --------------------------
without limiting any rights or powers granted herein to the Lender while no Event of Default has occurred and is continuing, the Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority, in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, without notice to or assent by the Borrower, to do the following:

                          (i)     upon the occurrence and during the continuance
of any Event of Default, to exercise all rights, powers and principles to the same extent as the Borrower under the Collateral;

                          (ii)    to the extent that the Borrower would have the
right to do under the Collateral, upon the occurrence and during the continuance of any Event of Default, in the name of the Borrower or its own name, or otherwise, to take possession of and endorse (without recourse) and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under the Collateral or any Account, Instrument or General Intangible arising thereunder and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under the Collateral or any Account, Instrument or General Intangible arising thereunder;

                          (iii)   upon the occurrence and during the continuance
of any Event of Default, to pay or discharge taxes and liens levied or placed on the Collateral and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof; and

                          (iv)    upon the occurrence and during the continuance
of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct, (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral, (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral, (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Collateral and the liens thereon and security interest therein created and continued hereby and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                (b) Other Powers.  The Borrower also authorizes the Lender, at
                    ------------
any time and from time to time, to execute, in connection with any sale provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          2.6.6 Performance by Lender of Borrower's Obligations. The Lender may,
                -----------------------------------------------
immediately upon the occurrence and during the continuance of an Event of Default and without limiting any rights or powers granted herein to the Lender and without releasing the Borrower from any obligation, covenant or condition hereof, make any payment or perform or cause the performance of any such obligation, covenant or condition or take any other action in such manner and to such extent as the Lender may deem necessary to protect, perfect or continue the perfection of the liens and security interests created or continued or intended to be created or continued pursuant to this Agreement.

          2.6.7 Lender's Duties.  The powers conferred on the Lender hereunder
                ---------------
are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lenders shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

          2.6.8 Security Interest Absolute. All rights of the Lender hereunder,
                --------------------------
the liens and security interests created and continued hereby and all obligations of the Borrower hereunder shall be absolute and unconditional irrespective of:

                (a) any change in the time, manner or place of payment of, or in any other term of the Loan, or any other amendment or waiver of or any consent to any departure from any documents delivered in connection with the transactions contemplated by this Agreement; or

                         (b)  any exchange, release or non-perfection of any
other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Loan.

                  2.6.9  Continuing Pledge and Security Interest. This Agreement
                         ---------------------------------------
shall constitute a continuing pledge of and security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Loan and (b) be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  2.6.10 Powers Coupled with An Interest. All authorizations,
                         -------------------------------
agencies and powers herein contained with respect to the Collateral are irrevocable and are coupled with an interest.

                                  ARTICLE 3.
                  REPRESENTATIONS AND WARRANTIES OF BORROWER

     The Borrower represents and warrants to and for the benefit of the Lender as follows:

     Section 3.1 Existence. The Borrower is a limited liability company,
                 ---------
organized, validly existing and in good standing under the Legal Requirements of the State of Delaware and is duly qualified to do business in all states where such qualification is necessary in connection with the transactions contemplated hereby.

     Section 3.2 Power, Authorization and No Conflicts. Each of the Borrower and
                 -------------------------------------
its Members has all requisite power and authority and the legal right to conduct its business and operations as they are currently being conducted and as proposed to be conducted by it. The execution, delivery and performance by the Borrower of this Agreement and the other Credit Documents to which the Borrower is a party (i) are within the Borrower's and the Members' powers, (ii) have been duly authorized by all necessary organizational and legal action, and (iii) do not contravene the operating agreement or certificate of organization of the Borrower, or any Legal Requirement applicable to the Borrower, or restriction binding on or affecting the Borrower or its Members or any of their respective assets, or result in the creation of any mortgage, pledge, lien or encumbrance upon any of their respective assets other than as provided by the terms thereof.

     Section 3.3 Governmental Authorizations and Other Approvals. The Borrower
                 -----------------------------------------------
has all necessary Governmental Actions and qualifications, and has complied in all material respects with all applicable Legal Requirements necessary to conduct its business as it is presently conducted and to own and operate its facilities in accordance with the provisions of the Credit Documents. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Agreement or the other Credit Documents to which the Borrower is a party, except such as have been obtained or are not issuable on or before the date of execution and delivery of this Agreement.

     SECTION 3.4  VALIDITY AND BINDING EFFECT.  This Agreement and the other
                  ---------------------------
Credit Documents to which the Borrower is a party are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Legal Requirement affecting creditors' rights generally.

     SECTION 3.5  NO LITIGATION.  Except as disclosed to the Lender in writing,
                  -------------
there is no threatened action or proceeding (pending or threatened in writing)
(a) affecting the Borrower before any Governmental Authority or arbitrator which, in any case, might materially and adversely affect the business, operations, assets, condition (financial or otherwise) or prospects of the Borrower, or the validity or enforceability of this Agreement or the other Credit Documents or (b) affecting the Bonds or any documents related to the Bonds.

     SECTION 3.6  NO VIOLATIONS.  The Borrower is in compliance with, and not in
                  -------------
breach of or default under (a) any applicable Legal Requirements of the United States or any other Governmental Authority or (b) the Credit Documents or any other credit agreement, indenture, mortgage, agreement or other instrument to which it is a party or otherwise subject. No event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute an event of default under any such instrument except for violations, if any, which the Borrower has disclosed to the Lender in writing and is proceeding in good faith to remove or correct.

     SECTION 3.7  NOTICES UNDER BOND DOCUMENTS.  To the best of its actual
                  ----------------------------
knowledge, the Borrower has not received any notices of default, notices of redemption, other notices, reports, filings, or other correspondence relating to the Bonds, from any trustee for the holders of the Bonds or any Governmental Authority, except as shall have been disclosed by the Borrower to the Lender in writing.

     SECTION 3.8  OWNERSHIP OF COLLATERAL; LIENS.  The Borrower is the legal and
                  ------------------------------
beneficial owner of the Collateral, free and clear of all liens and security interests, except for the liens and security interests created by this Agreement. The Borrower has all requisite power and authority and the legal right to pledge to the Lender, and to grant to the Lender, a first priority lien on and continuing first priority security interest in the Collateral. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender pursuant to this Agreement.

     SECTION 3.9  SECURITY INTEREST.  The security interests granted and
                  -----------------
continued pursuant to this Agreement constitute perfected first priority security interests in the Collateral in favor of the Lender and are enforceable as such against all creditors of and purchasers from the Borrower. All action necessary or desirable to perfect such security interests in each item of the Collateral requested by the Lender, including the filing of financing statements in all appropriate public offices, has been or will be duly taken.

     SECTION 3.10  SOLVENCY.  The Borrower is and, after giving effect to this
                   --------
Agreement and all other agreements of the Borrower being entered into on the date of execution and delivery of this Agreement, will be solvent (which for this purpose shall mean that the fair market value of its property is in excess of the total amount of its debts and that it is able to pay its debts as they mature).

      Section 3.11 Principal Place of Business, Etc.  The Borrower's principal
                   --------------------------------
place of business, chief executive office and the office where the Borrower keeps its records concerning transactions contemplated hereby are located at 439 North Bedford Drive, Beverly Hills, California 90210, Attention: Daniel Gottlieb, Chief Executive Officer.

      Section 3.12 Tax Returns and Payments. The Borrower has filed all tax
                   ------------------------
returns required to be filed by it and has paid (a) all taxes and assessments payable by it which have become due and (b) all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, other than those not yet delinquent or those that are reserved against in accordance with GAAP which are being diligently contested in good faith by appropriate proceedings. No tax lien has been filed against the Borrower.

      Section 3.13 Investment Company Act; Public Utility Holding Company Act.
                   ----------------------------------------------------------
The borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                                  ARTICLE 4.
                               GENERAL COVENANTS

      So long as the Indebtedness remains outstanding, the Borrower covenants and agrees that, except to the extent the Lender shall otherwise consent in writing, each of the following covenants shall be performed and complied with by the Borrower as indicated:

      Section 4.1  Payment of Principal, Interest and Fees.  The Borrower shall
                   ---------------------------------------
duly and punctually pay to the Lender the principal of and interest on the Note as and when same shall be due and payable in accordance with and subject to the terms of this Agreement and the terms of the Note.

      Section 4.2 Payment of Additional Sums. The Borrower shall duly and
                  --------------------------
punctually repay to the Lender according to the terms of this Agreement, any additional sums advanced, or expended by the Lender for the Borrower's account, together with interest on such sums at the Default Rate.

      Section 4.3 Performance of Credit Documents. The Borrower shall observe,
                  -------------------------------
perform and discharge all covenants, conditions and obligations of the Borrower contained in the provisions of the Credit Documents in accordance with their respective terms.

     SECTION 4.4 COMPLIANCE WITH LEGAL REQUIREMENTS.  The Borrower will comply
                 ----------------------------------
with all applicable Legal Requirements.

     SECTION 4.5 MAINTENANCE OF GOVERNMENTAL AUTHORIZATIONS.  The Borrower will
                 ------------------------------------------
maintain in full force and effect all of its Governmental Actions and qualifications necessary for the conduct of its business as it is presently being conducted and the ownership and operation of its facilities as they are presently being operated. The Borrower will promptly furnish copies of all reports and correspondence relating to a loss or proposed revocation of any such qualification to the Lender.

     SECTION 4.6 ACTIONS UNDER BOND DOCUMENTS.  The Borrower shall provide the
                 ----------------------------
Lender with true, correct and complete copies of all notices, reports, filings or correspondence received by the Borrower under the Bonds or the related documents or otherwise relating to the Bonds as soon as practicable and in no event later than five (5) Business Days following receipt thereof by the Borrower. The Borrower has not and shall not, without the prior written consent of the Lender, consent to any amendment of the Bonds or the documents related thereto or any waiver of any provisions thereof or direct any action or exercise any remedies thereunder.

     SECTION 4.7 INSPECTION RIGHTS.  The Borrower will, at any reasonable time
                 -----------------
and from time to time, permit the Lender or its agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower, and to discuss the affairs, finances and accounts of the Borrower and accountants of the Borrower.

     SECTION 4.8 KEEPING OF BOOKS. The Borrower will keep proper books of record
                 ----------------
and account in which full and correct entries shall be made of financial transactions and the assets and operations of the Borrower prepared in accordance with GAAP consistently applied, and have a complete audit of such books of record and account made by the Accountant for each Fiscal Year.

     SECTION 4.9 TAX RETURNS.  The Borrower will timely file all required tax
                 -----------
returns, pay when due all taxes imposed on its operations, assets, income or properties (or file extensions), and, upon request, provide to the Lender copies of such returns and receipts for payment of such taxes.

                                  ARTICLE 5.
                             CONDITIONS PRECEDENT

     SECTION 5.1 PAYMENT OF CERTAIN FEES AND EXPENSES.  As a condition precedent
                 ------------------------------------
to the Lender's making the Loan, on the date of execution and delivery of this Agreement, (a) Borrower shall have paid the Loan Fee to GMAC, and (b) the Lender shall have received, in immediately available funds, an amount equal to the costs and expenses set forth in SECTION 7.5 incurred as of the date of the
                                -----------
execution and delivery hereof.

      Section 5.2  Documentation.  As conditions precedent to the Lender's
                   -------------
making the Loan, the Lender shall have received, or waived the receipt of, each of the following in form and substance satisfactory to the Lender:

                   5.2.1 Duly executed counterpart originals of this Agreement, the Note, the Assignment of Bonds, and all documentation delivered in connection therewith.

                   5.2.2 Such other documents, certificates, approvals, assurances and opinions as the Lender may request.


                                   ARTICLE 6
                             DEFAULTS AND REMEDIES

      SECTION 6.1  Defaults.  Each of the following shall constitute an event of
                   --------
default hereunder ("Event of Default"):

                   6.1.1 Failure by the Borrower to pay (i) the entire outstanding Loan evidenced by the Note on the Maturity Date of the Note, or (ii) any other amount within five (5) Business Days of the date when it is due under this Agreement or any of the other Credit Documents;

                   6.1.2 Failure by the Borrower to perform or comply with any of the other terms or conditions contained in this Agreement or any of the other Credit Documents and continuance of such failure for thirty (30) days after the earlier of written notice from the Lender to the Borrower or the Borrower has actual knowledge that such failure has occurred, or such longer period to which the Lender may agree in the case of a default not curable by the exercise of due diligence within such thirty (30) day period, provided that the Borrower shall have commenced to cure such default within such 30 day period and shall complete such cure as quickly as reasonably possible with the exercise of due diligence;

                   6.1.3 Any of the representations or warranties of the Borrower set forth in this Agreement, any of the other Credit Documents or any other document furnished to the Lender pursuant to the terms hereof proves to have been false or misleading in any respect when made; provided, however, that Borrower shall have an opportunity to cure in order to make such representations or warranties not false or misleading;

                   6.1.4 The Borrower (i) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property or (ii) admits in writing its inability to pay its debts generally as they become due, or (iii) makes a general assignment for the benefit of creditors, or (iv) is adjudicated a bankrupt or insolvent, or (v) commences a voluntary case under the United States Bankruptcy Code or files a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or files an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or it takes action for the purpose of effecting any of the foregoing, or (vi) has instituted against it, without its application, approval or consent, a proceeding in any court of competent jurisdiction, under any Legal Requirements relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the it or all of any substantial part of its assets or other like relief in respect thereof under any Legal Requirements relating to bankruptcy or insolvency law, and, if such proceeding is being contested by it in good faith, the same (A) results in the entry of an order for relief of any such adjudication or appointment or (B) remains undismissed and undischarged for a period of sixty (60) days; or

                  6.1.5 The occurrence of an Event of Default under any of the Credit Documents;

     Section 6.2  Remedies.  If an Event of Default has occurred and has
                  --------
continued uncured for five (5) Business Days after notice thereof from the Lender (provided that in no event shall Lender be required to give more than one such notice of Default during any 12-month period), the Lender may:

                  6.2.1 Exercise any of the rights and remedies available to it under the Credit Documents; and

                  6.2.2 Declare the Borrower's obligations hereunder and under the other Credit Documents to be, whereupon the entire Loan shall become, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Borrower; and

                  6.2.3 Exercise, or cause to be exercised, any and all such remedies or rights as it may have under this Agreement or the other Credit Documents or any other document or at law or in equity.

     Section 6.3  No Waiver; Remedies Cumulative. No failure on the part of the
                  ------------------------------
Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies available under any other document or at law or in equity.

     Section 6.4  Rights and Remedies in Collateral.
                  ---------------------------------

                  6.4.1 If an Event of Default shall have occurred and be continuing, (a) all payments made in respect of the Collateral and received by or on behalf of the Lender in accordance with the provisions of this Agreement or otherwise, may, in the discretion of the Lender, (i) be held by or on behalf of the Lender as Collateral, and/or (ii) then or at any time thereafter be applied to the Loan in such order as the Lender shall determine, and (b) to the extent permitted by applicable Legal Requirements, the Bonds and any other certificates or evidences of the Collateral shall be registered in the name of the Lender or its nominee, and (whether or not so registered) the Lender or its nominee may thereafter exercise (i) all voting and other rights pertaining to the Collateral and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                 6.4.2 If an Event of Default shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein and in any other instrument or agreement securing, evidencing or relating to the Loan, or that may otherwise be available, the Lender may without any demand, advertisement or notice (except as expressly provided for below in this
Section 6.4.2), exercise all the rights and remedies of a secured party under
-------------
the UCC, and in addition may sell, lease, assign, give option or options to purchase, or otherwise dispose of the Collateral, or any part thereof, as hereinafter provided. The Collateral may be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at any exchange or broker's board or at the Lender's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms as the Lender shall, in its sole discretion, deem appropriate. The Lender may be the purchaser of any or all of the Collateral so sold at a sale and thereafter may hold the same, and the obligations of the Borrower and/or the Partnership, to such purchaser may be applied as a credit against the purchase price. The Lender may, in its sole discretion, at any such sale restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any such sale, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof (including the Lender) the Collateral so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, of the Borrower, and the Borrower hereby specifically waives, to the fullest extent it may lawfully do so, all rights of redemption, stay or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted.
The Borrower agrees that the Lender need not give more than ten (10) days, notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Borrower if it has signed after the occurrence of an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. Any such public sale shall be held at such time or times within ordinary business hours as the Lender shall fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels. The Lender shall not be obligated to make any sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the full selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may again be sold pursuant to the provisions hereof.

                 6.4.3 If an Event of Default shall have occurred and be continuing, instead of exercising the power of sale provided in Section 6.4.2
                                                                -------------
hereof, the Lender may
proceed by a suit or suits at law or in equity to foreclose the pledge and security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

          6.4.4 The Lender, as attorney-in-fact pursuant to Section 2.6.6
                                                            -------------
hereof,may, in the name and stead of the Borrower, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to
Section 6.4.2 or Section 6.4.3 hereof, and, to the extent permitted
-------------    -------------
by applicable law, the Borrower hereby ratifies and confirms all that the Lender, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Lender, ratify and confirm any sale or sales by executing and delivering to the Lender, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Lender, be advisable for the purpose.

          6.4.5 The receipt of the Lender for the purchase money paid at such sale made by it pursuant to Sections 6.4.2 or 6.4.3 hereof shall be sufficient
                            -----------------------
discharge therefore to any purchaser of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or the representatives or assigns of such purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

          6.4.6 The Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to
Section 6.4.2 hereof conducted in a commercially reasonable manner. The Borrower
-------------
hereby waives, to the fullest extent permitted by applicable law, all claims, damages and demands against the Lender arising out of the repossession or retention of the Collateral or the sale of the Collateral pursuant to Section
                                                                      -------
6.4.2 or 6.4.3 hereof, including, without limitation, any claims against the
--------------
Lender arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the obligations, even if the Lender accepts the first offer received that the Lender in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the fullest extent permitted by the law, the Borrower shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner.

          6.4.7 If the Lender shall demand possession of any Collateral or any part thereof not already in its possession in connection with its rights pursuant to Sections 6.4.2 or 6.4.3 hereof, the Borrower will, at its own
            -----------------------
expense, forthwith cause such Collateral or any part thereof designated by the Lender to be assembled and made available and/or delivered to the Lender at any place reasonably designated by the Lender.

          6.4.8 No Sale or other disposition of all or any part of the Collateral by the Lender pursuant to this Section 6.4 shall he deemed to relieve
                                          -----------
the Borrower of its obligations in respect of any Indebtedness except to the extent the proceeds thereof are applied by the Lender to the payment of such Indebtedness.

      Section 6.5  Waiver.  To the fullest extent it may lawfully so agree, the
                   ------
Borrower agrees that it will not at any time insist upon, claim, plead or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption, or similar law now or hereinafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Collateral. The Borrower for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, the Borrower hereby; (a) authorizes the Lender, in its sole discretion and without notice to or demand upon the Borrower and without otherwise affecting the obligations of the Borrower hereunder or in respect of the Loan, from time to time to take and hold other collateral (in addition to the Collateral) for payment of any obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Loan or any part thereof and to release or substitute any endorser or guarantor or any other Person granting security for or in any other way obligated upon the obligations or any part thereof; and (b) waives and releases any and all right to require the Lender to collect any of the Loan from any specific item or items of the Collateral or from any other party liable as guarantor or in any other manner in respect of any of the obligations or from any collateral (other than such Collateral) for any of the obligations.

      Section 6.6 Specific Performance.  The Borrower hereby irrevocably waives,
                  --------------------
to the extent that it may do so under Applicable Law, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against the Borrower for specific performance of this Agreement by the Lender or in respect of all or a substantial part of the Borrower's assets under the bankruptcy or insolvency laws of any jurisdiction to which the Borrower or its assets are subject.

      Section 6.7  Private Sales.  The Borrower recognizes that the Lender may
                   -------------
be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a view to the distribution thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Lender than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner.


                                   ARTICLE 7.
                                 MISCELLANEOUS

      Section 7.1  Notices.  All notices and other communications provided for
                   -------
hereunder shall be in writing and sent by United States certified or registered mail, return receipt requested, or by telegraph, telex, telecopier or private delivery service, addressed as follows:

                   If to the Borrower:

                           GLN Capital Co., LLC
                           439 North Bedford Drive
                           Beverly Hills, California 90210
                           Attn:  Danial M. Gottlieb, Chief Executive Officer
                     and:
                           Property Acquisition Trust I
                           c/o Nomura Asset Capital Corporation
                           Two World Financial Center, Building B
                           New York, NY 10281-1198
                           Attn:  Gregory Anderson

                           with a copy to:

                                  Jay L. Zagoren, Esquire
                                  Dechert Price & Rhoads
                                  Princeton Price Corporate Center
                                  997 Lenox Drive
                                  Building Three, Suite 210
                                  Lawrenceville, NJ 08748

                           and:
                                  Nomura Asset Capital Corporation
                                  Two World Financial Center, Building B,
                                  New York, NY 10281-1198
                                  Attn:  Sheryl McAfee

                           and:
                                  Nomura Asset Capital Corporation
                                  Two World Financial Center, Building B,
                                  New York, NY 10281-1198
                                  Attn:  Legal Counsel

                   If to the Lender:

                           G & L Realty Partnership, L.P.
                           439 North Bedford Drive
                           Beverly Hills, CA 90210
                           Attn:  Daniel M. Gottlieb, Chief Executive Officer

                           with a copy to:

                                  Martin H. Blank, Jr., Esquire
                                  11755 Wilshire Boulevard, Suite 1400
                                  Los Angeles, California, 90025

Either party hereto and the Lender may change the address to which notices to it are to be sent by written notice given to the other persons listed in this Section. All notices shall, when mailed as aforesaid, be effective on the date indicated on the return receipt, and all notices given by other means shall be effective when received.

     Section 7.2 Successors and Assigns. This Agreement shall inure to the
                 ----------------------
benefit of and shall be binding upon the parties hereto and their respective successors and assigns. The Lender may assign its rights under this Agreement without the consent of the Borrower or any other person. The Borrower may not assign its rights under this Agreement without the prior written consent of the Lender (which consent shall not be unreasonably withheld). The Borrower and the Lender intend that no person other than the parties hereto, and their successors and assigns as permitted hereunder shall have any claim or interest under this Agreement or right of action hereon or hereunder.

     Section 7.3 Survival of Covenants. All covenants made by the Borrower
                 ---------------------
herein and in any document delivered pursuant hereto shall survive the termination of this Agreement.

     Section 7.4 Counterparts. The execution hereof by each party hereto shall
                 ------------
constitute a contract between them for the uses and purposes herein set forth, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement.

     Section 7.5 Costs, Expenses and Taxes. The Borrower agrees to pay on demand
                 -------------------------
all reasonable costs and expenses of the Lender in connection with the preparation, execution, and delivery of this Agreement, the other Credit Documents and any other documents that may be delivered in connection with this Agreement, including, the reasonable fees and expenses of counsel for the Lender. In addition, the Borrower shall pay any and all stamp and other taxes, recording fees, taxes (other than the Lender's income taxes) and charges and all other fees and charges payable or determined to be payable in connection with the execution and delivery of this Agreement, the other Credit Documents and such other documents. The Borrower agrees to indemnify and to hold the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees; provided that the Lender promptly notifies the Borrower of any such taxes and fees.

     Section 7.6 Amendments. This Agreement may be amended only by an instrument
                 ----------
in writing executed and delivered by the Borrower and the Lender.

     Section 7.7 Severability; Interest Limitation. If any provision hereof is
                 ---------------------------------
found by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction, it shall be ineffective as to such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision as to such jurisdiction to the extent it is not prohibited or unenforceable, nor invalidate such provision in any other jurisdiction, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Lender in order to effect the provisions of this Agreement. Notwithstanding anything to the contrary herein contained, the total liability of the Borrower for payment of interest pursuant hereto shall not exceed the maximum amount, if any, of such interest permitted by applicable Legal Requirements to be contracted for, charged or received, and if any payments by the Borrower to the Lender include interest in excess of such a maximum amount, the Lender shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to the Borrower; provided that, to the extent permitted by applicable Legal Requirements, in the event the interest is not collected, is applied to principal or is refunded pursuant to this sentence and interest thereafter payable pursuant hereto shall be less than such maximum amount, then such interest thereafter so payable shall be increased up to such maximum amount to the extent necessary to recover the amount of interest, if any, theretofore uncollected, applied to principal or refunded pursuant to this sentence. Any such application or refund shall not cure or waive any Event of Default. In determining whether or not any interest payable under this Agreement exceeds the highest rate permitted by applicable Legal Requirements, any nonprincipal payment (except payments specifically stated in this Agreement to be "interest") shall be deemed, to the extent permitted by applicable Legal Requirements, to be an expense, fee, premium or penalty rather than interest.

     SECTION 7.8 CONFLICTS.  Insofar as possible the provisions of this
                 ---------
Agreement shall be deemed complementary to the terms of the other Credit Documents, but in the event of conflict the terms hereof shall control to the extent such are enforceable under applicable Legal Requirements.

     SECTION 7.9 CONSENT TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.  ALL
                 ----------------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, COUNTY AND CITY OF LOS ANGELES. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                 7.9.1 ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                 7.9.2  WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                 7.9.3 AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE BORROWER AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
SECTION 7.1, IN THE EVENT SERVICE OF PROCESS IN PERSON CANNOT BE MADE AFTER
-----------
THREE (3) DAYS;

                 7.9.4 AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

                 7.9.5 AGREES THAT THE LENDER RETAINS THE RIGHT TO SERVICE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING

PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION; AND

             7.9.6  AGREES THAT THE PROVISIONS OF THIS SECTION 7.9 RELATING TO
                                                       -----------
JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE NEW YORK LAW.

      THE BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING HEREUNDER OR UNDER THIS AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS, OR OTHERWISE IN CONNECTION HEREWITH.

      Section 7.10 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                   -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      Section 7.11  Headings. Section headings in this Agreement are included
                    --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      Section 7.12 Further Assurances.  The Borrower will execute and deliver
                   ------------------
such further instruments and perform such further acts as may be requested by the Lender from time to time to confirm the provisions of this Agreement and the other Credit Documents, and/or to confirm the priority and/or perfection of any lien, pledge, assignment or security interest created or intended to be created by this Agreement in any property, rights or interests of the Borrower. The Borrower agrees to pay all costs of any such acts required to be taken by the Borrower hereunder including, the recording, filing and acknowledging of such documents in such public offices as the Lender may require.

      Section 7.13 Reinstatement. This Agreement shall continue to be effective,
                   -------------
or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the indebtedness is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of their property, or otherwise, all as though such payments had not been made.

      Section 7.14 Indemnity. The Borrower shall indemnify the Lender from and
                   ---------
against any and all claims, losses and liabilities growing out of or resulting from (i) the Agreement (including, without limitation, enforcement of this Agreement) and (ii) the transactions contemplated solely by this Agreement, but, in the case of each of clauses (i) and (ii), excluding any such claims, losses or liabilities found by a final order of a court of competent jurisdiction to result from the Lender's gross negligence or willful misconduct.

      Section 7.15 Waivers; Consents. No waiver of, or consent with respect to,
                   -----------------
any provision of this Agreement shall in any event be effective unless the same shall be in writing

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

and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:           GLN CAPITAL CO., LLC
--------            a Delaware limited liability company

                    By: G & L REALTY PARTNERSHIP, L.P.
                        a Delaware limited partnership
                        Its Member

                        By: G & L REALTY CORP., a Maryland corporation
                            Its General Partner

                            By /s/ Daniel M. Gottlieb
                              ----------------------------------------------
                                 Daniel M. Gottlieb, Chief Executive Officer

                        By: PROPERTY ACQUISITION TRUST I,
                            a Delaware business trust
                            Its Member

                            By     /s/ Sheryl McAffee
                              --------------------------------------
                            Name   Sheryl McAffee
                                ------------------------------------
                            Title  Attorney-in-fact
                                 -----------------------------------

LENDER:                 G & L REALTY PARTNERSHIP, L.P.,
------                  a Delaware limited partnership

                        By: G & L Realty Corp., a Maryland corporation
                            Its General Partner


                            By /s/ Daniel M. Gottlieb
                              ---------------------------------------------
                                Daniel M. Gottlieb, Chief Executive Officer

                                      22